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                                   AMENDMENT NO. 1

                                CONTRACT NO. 104274-B

                         DIRECT BROADCAST SATELLITE CONTRACT

                                       BETWEEN

                  UNITED STATES SATELLITE BROADCASTING COMPANY, INC.

                                         AND

                             LOCKHEED MARTIN CORPORATION


                  THIS AMENDMENT NO. 1 is effective  April 11, 1997
                                                    ----------------

WHEREAS, USSB and the Contractor (hereinafter referred to as the "Parties"), recognizing that certain clarifications and corrections are required in the Terms and Conditions of the Contract;

NOW THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, agree to the following:

I. In Contract Terms and Conditions, Article 5.B Payment Milestone Table, change Milestone Numbers 1 and 2 as follows:

      MILESTONE                                         (MONTHS        VALUE
       NUMBER             MILESTONE DESCRIPTION         AFTER EDC)     ($US)

         1           Structure  Subcontract Issued        4.0
         2           System PDR Held                      7.5

II. In Contract Terms and Conditions, Article 5.C., change the electronics funds transfer address to:

     Citibank New York
     399 Park Ave.
     New York, New York  10043
     ABA #021000089
     Acct #38469306
     Corp. ID #95-2693884

III. In Contract Terms and Conditions, Article 26., change the Contractor point of contact as follows:

     Attention:     Wm. W. Whisenant
     Telephone:     408-543-3420
     Facsimile:     408-543-3404
     E-Mail         william.whisenant@lmco.com

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IV.  Except as specifically set forth above the Contract referenced above shall remain in full force and effect in accordance with the terms and conditions as originally written and such terms and conditions shall not be affected or modified by this Amendment No. 1.

IN WITNESS THEREOF, the Parties have caused this Amendment No. 1 to be signed by their duly authorized officer or representative.



United States Satellite Broadcasting       Lockheed Martin Corporation
     Company, Inc.


       (Signature on File)                        (Signature on File)
By:                                      By:
   ----------------------------             ------------------------------------
    Robert W. Hubbard                         Wm. W. Whisenant
    Executive Vice President                  Contracts Manager
                                              Lockheed Martin Telecommunications